                                                                   EXHIBIT 10.3


                               AMENDMENT NO.1 TO
                       JOINT VENTURE FORMATION AGREEMENT
                          AND ASSET PURCHASE AGREEMENT
                          ============================


     THIS AMENDMENT is entered into this 13th day of April 1995, by and among each of the "JV Parties" (as defined below) and the "APA Parties" (as defined below).

                              BACKGROUND STATEMENT

     NationsBank N.A. (Carolinas), NationsBank of Florida, N.A., both national banking associations (jointly and severally, the "Banks"), and National Bancard Corporation, a Florida corporation ("NaBANCO") have entered into a Joint Venture Agreement, dated April 2, 1995, and joined in by NationsBank Corporation, a North Carolina corporation ("NationsBank") that indirectly owns the Banks, and First Financial Management Corporation, a Georgia corporation ("FFMC") that owns NaBANCO (the "JV Agreement," and the parties thereto, including NationsBank and FFMC, the "JV Parties").

     The Banks, NationsBank, N.A., a national banking association headquartered in Bethesda, Maryland, NationsBank of Georgia, N.A., a national banking association headquartered in Atlanta, Georgia, NationsBank of Kentucky, N.A., a national banking association headquartered in Hopkinsville, Kentucky, NationsBank of Tennessee, N.A., a national banking association headquartered in Nashville, Tennessee, NationsBank of Texas, N.A., a national banking association headquartered in Dallas, Texas, Terminal Management Systems, Inc., a Virginia corporation headquartered in Norfolk, Virginia, NaBANCO, First Financial Bank, a special purpose (credit card) bank organized under the laws of Georgia, and NaBANCO Merchant Services Corporation, a Delaware corporation, have entered into an Asset Purchase Agreement, dated April 7, 1995 (the "Asset Purchase Agreement," and the parties thereto, the "APA Parties")

     Section 10.1 of the JV Agreement and Section 2.1 of the Asset Purchase Agreement each provide that the transactions contemplated by the respective agreement will be effective in terms of allocating all economic consequences among the applicable parties as of the "Effective Date" (as separately defined in each such agreement). Each such agreement provides that the respective Effective Date will be March 31, 1995, unless the respective "Closing" contemplated by such agreement does not occur before a specified date in April that has already passed.

     Notwithstanding such provisions, the JV Parties and the APA Parties, respectively, wish to have the "Effective Date" pursuant to each of the JV Agreement and the Asset Purchase Agreement be March 31, 1995, provided that the respective "Closings" pursuant to such agreements occur at a mutually agreed time in April.
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     Furthermore, the parties to the JV Agreement would like to provide that certain payments that were contemplated to be made at the "Closing" (as defined in the JV Agreement) will be made at a later date, although such purchased assets will be conveyed at such Closing.

     NOW THEREFORE, in consideration of the mutual promises contained in the JV Agreement, the Asset Purchase Agreement and this Amendment, the JV Parties and the APA Parties (as applicable) hereby agree as follows:

     1.  JV Agreement "Effective Date."  The JV Parties agree that,
         ------------------------------
notwithstanding the provisions in Section 10.1 of the JV Agreement that if the "Closing" (as defined in the JV Agreement) does not occur until after April 6, 1995 then the "Effective Date" (as defined in the JV Agreement) will be as of the last day of the month in which certain approvals are obtained and statutory waiting periods expire, such "Effective Date" will be March 31, 1995 so long as such Closing occurs in April 1995.

     2.  APA Agreement "Effective Date".  The APA Parties agree that,
         ------------------------------
notwithstanding the provisions in Section 2.1 of the Asset Purchase Agreement that if the "Closing" (as defined in the Asset Purchase Agreement) does not occur until after April 11, 1995 then the "Effective Date" (as defined in that Asset Purchase Agreement) will be as of the last day of the month in which certain approvals are obtained and statutory waiting periods expire, such "Effective Date" will be March 31, 1995 so long as such Closing occurs in April 1995.

     3.  Payments for Fixed Assets.  The JV Parties agree that notwithstanding
         -------------------------
the provisions Sections 2.2 and 2.3 of the JV Agreement, the fixed assets (including certain capitalized leases identified in the APA) to be sold by NaBANCO Merchant Services Corporation to the Partnership pursuant to the "Capitalization Plan" (as defined in the JV Agreement) and the capital stock of TMS to be sold to the Partnership by NationsBank of Delaware, N.A. pursuant to the Capitalization Plan will be transferred to the Partnership at the "Closing" (as defined in the JV Agreement), but the payments from the Partnership to the respective seller for such fixed assets and capital stock will be paid contemporaneously with the determination of the "Final Purchase Price" (as defined in the Asset Purchase Agreement) pursuant to Section 1.3(a) of the Asset Purchase Agreement. The JV Parties shall cause the Partnership to pay for such fixed assets and TMS stock at such time.

     4.  Effect of Amendment.  Except as such agreements are amended by this
         -------------------
Amendment, the JV Parties agree that the JV Agreement remains in full force and effect and the APA parties agree that the Asset Purchase Agreement remains in full force and effect.

     IN WITNESS WHEREOF, each the JV Parties and each of the APA Parties have executed this Amendment as of the date first above written.


                                THE JV PARTIES:
                                --------------


NATIONSBANK, N.A. (CAROLINAS)           NATIONAL BANCARD CORPORATION


By:  /s/ Richard F. Shaffner            By:  /s/ Randolph L. M. Hutto
     ----------------------------            -----------------------------
     Richard F. Shaffner                     Randolph L.M. Hutto
     Vice President                          Executive Vice President


NATIONSBANK OF FLORIDA, N.A.            FIRST FINANCIAL MANAGEMENT CORPORATION


By:  /s/ Richard F. Shaffner            By:  /s/ Randolph L.M. Hutto
     ----------------------------           ------------------------------
     Richard F. Shaffner                    Randolph L.M. Hutto
     Vice President                         Executive Vice President


NATIONSBANK CORPORATION


By:  /s/ Richard F. Shaffner
     ----------------------------
     Richard F. Shaffner
     Vice President


                                THE APA PARTIES:
                                ---------------


FIRST FINANCIAL BANK                    NATIONAL BANCARD CORPORATION


By:  /s/ Randolph L.M. Hutto            By:  /s/ Randolph L.M. Hutto
     ----------------------------            ----------------------------
     Randolph L.M. Hutto                     Randolph L.M. Hutto
     Executive Vice President                Executive Vice President

NaBANCO MERCHANT SERVICES               NATIONSBANK OF KENTUCKY, N.A.
CORPORATION


By:  /s/ Randolph L.M. Hutto            By:  /s/ Richard F. Shaffner
     ----------------------------            ----------------------------
     Randolph L.M. Hutto                     Richard F. Shaffner
     Executive Vice President                Vice President


NATIONSBANK, N.A.                       NATIONSBANK OF FLORIDA, N.A.


By:  /s/ Richard F. Shaffner            By:  /s/ Richard F. Shaffner
     ----------------------------            -----------------------------
     Richard F. Shaffner                     Richard F. Shaffner
     Vice President                          Vice President

NATIONSBANK OF GEORGIA, N.A.            NATIONSBANK OF TENNESSEE, N.A.


By:  /s/ Richard F. Shaffner            By:  /s/ Richard F. Shaffner
     ----------------------------            -----------------------------
     Richard F. Shaffner                     Richard F. Shaffner
     Vice President                          Vice President

NATIONSBANK OF TEXAS, N.A.              NATIONSBANK, N.A. (CAROLINAS)


By:  /s/ Richard F. Shaffner            By:  /s/ Richard F. Shaffner
     ----------------------------            -----------------------------
     Richard F. Shaffner                     Richard F. Shaffner
     Vice President                          Vice President

TERMINAL MANAGEMENT
SYSTEMS, INC.


By:  /s/ Richard F. Shaffner
     ----------------------------
     Richard F. Shaffner
     Vice President


                                   *   *   *

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